                      AMENDMENT NO. 1, WAIVER AND CONSENT

                                       TO

                   POST-PETITION LOAN AND SECURITY AGREEMENT


                      THE CIT GROUP/BUSINESS CREDIT, INC.

                              AS AGENT AND LENDER

                                      AND

                         CONGRESS FINANCIAL CORPORATION
                      GENERAL ELECTRIC CAPITAL CORPORATION
                             HELLER FINANCIAL, INC.
                           FINOVA CAPITAL CORPORATION
                          FOOTHILL CAPITAL CORPORATION
                                      AND
                                BANKBOSTON, N.A.

                                   AS LENDERS

                                      AND

                           HARVARD INDUSTRIES, INC.,
                        THE KINGSTON-WARREN CORPORATION,
                            HARMAN AUTOMOTIVE, INC.,
                           HAYES-ALBION CORPORATION,
                             DOEHLER-JARVIS, INC.,
                       DOEHLER-JARVIS GREENEVILLE, INC.,
                        DOEHLER-JARVIS POTTSTOWN, INC.,
                       DOEHLER-JARVIS TECHNOLOGIES, INC.,
                                      AND
                          DOEHLER-JARVIS TOLEDO, INC.

                                 (AS COMPANIES)


                            DATED: DECEMBER 29, 1997

                  AMENDMENT NO. 1, WAIVER AND CONSENT (the "Amendment") dated December 29, 1997, by and among HARVARD INDUSTRIES, INC., a Florida corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (herein "Harvard"), DOEHLER-JARVIS, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Inc."), THE KINGSTON-WARREN CORPORATION, a New Hampshire corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Kingston Warren"), HARMAN AUTOMOTIVE, INC., a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Harman Automotive"), HAYES-ALBION CORPORATION, a Michigan corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("Hayes-Albion"), DOEHLER-JARVIS GREENEVILLE, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, DOEHLER-JARVIS POTTSTOWN, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Pottstown"), DOEHLER-JARVIS TECHNOLOGIES. INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Technologies"), and DOEHLER-JARVIS TOLEDO, INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code ("DJ Toledo"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CITBC") as agent for the Lenders whose names are set forth on the signature pages hereto (each a "Lender" and collectively the "Lenders" and CITBC as such agent being the "Agent") and the Lenders. Harvard and each of the entities subsequently identified above (other than the Agent and the Lenders) are referred to herein individually as a "Company" and collectively as the "Companies").


                              W I T N E S S E T H

                  WHEREAS, each Company has filed a separate petition for relief under chapter 11 of title 11 of the United States Code (the "Chapter 11 Cases") with the United States Bankruptcy Court for the District of Delaware (the "Court") and continues to operate its business as a debtor-in-possession; and

                  WHEREAS, the Companies, the Lenders and CITBC, as Agent, are parties to that certain Post-Petition Loan and Security Agreement, dated as of May 8, 1997 (as amended by this Amendment and as further amended, extended, supplemented or otherwise modified from time to time, the "DIP Financing Agreement" and capitalized terms defined in the DIP Financing Agreement and not otherwise defined herein having the meanings provided therein), providing for, inter alia, Term Loans and Revolving Credit Loans to the Companies in the aggregate principal amounts of $65,000,000 for the Term Loans and up to $110,000,000 for the Revolving Credit Loans; and

                  WHEREAS, pursuant to the Final Order dated June 12, 1997 (the "Final Order") the Court, inter alia, approved the DIP Financing Agreement and all transactions contemplated by the DIP Financing Agreement; and

                  WHEREAS, pursuant to the Final Order and the DIP Financing Agreement, the Post-Petition Obligations (as defined in the Final Order) (i) are secured by fully perfected and subsisting first priority liens on and security interests in all assets and properties of the Companies (subject only to the Carve-Out, Superior Existing Liens and Permitted Purchase Money Liens (each as defined in the Final Order)) and (ii) constitute in accordance with section 364(c)(1) of the Bankruptcy Code, claims against each of the Companies which are administrative expense claims having priority over any and all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code, subject only to the Carve-Out; and

                  WHEREAS, the Companies are in discussions with certain members of the Official Committee of Unsecured Creditors or their affiliates (in this capacity, the "Junior Lenders") pursuant to which the Junior Lenders will lend an additional $25,000,000 to the Companies, on a subordinated basis, to be used by the Companies, inter alia, to repay Revolving Credit Loans; and

                  WHEREAS, the Companies have requested the Agent and the Lenders to enter into this Amendment, inter alia, (i) to waive certain Events of Default which have arisen prior to the date of this Amendment, and (ii) to amend certain financial covenants contained in the DIP Financing Agreement; and

                  WHEREAS, it is a condition precedent to the Agent and the Lenders agreeing to amend the DIP Financing Agreement as requested by the Companies that the parties hereto enter into the Amendment; and

                  WHEREAS, as consideration for the Lenders agreeing to amend the DIP Financing Agreement as so requested by the Companies, the Companies have agreed to pay an amendment fee of $250,000 (the "Amendment Fee") to the Agent for the ratable benefit of the Lenders, payable at the time set forth herein; and

                  WHEREAS, the Lenders have agreed with the Companies to enter into this Amendment upon the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, the parties hereto agree as follows:



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                  SECTION 1. Amendments to the DIP Financing Agreement. Upon
the satisfaction of the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the DIP Financing Agreement is hereby amended as follows:

                  (i)  Section 1 is hereby amended by:


                  (a) Adding the following new definitions in appropriate alphabetical order:

                  "Adjusted Net Worth" shall mean, at any time, the excess of the Total Assets of the Companies at such time over the Total Liabilities of the Companies at such time, adjusted so as to add back
         (i) any amounts shown on the consolidated balance sheet of the Companies as liabilities subject to compromise, (ii) Harvard's 14 1/4% Pay-in-Kind Exchangeable Preferred Stock, and (iii) any Indebtedness incurred subsequent to January 1, 1998 which is subordinated to the Obligations.

                  "Tangible Net Worth" shall mean, at any time, the Adjusted Net Worth of the Companies at such time, excluding, however, from the determination of the Total Assets at such time, (i) all goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles,
         (ii) treasury stock and capital stock, obligations or other securities of, or capital contributions to, or investments in, any Subsidiary,
         (iii) securities which are not readily marketable, (iv) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement, defeasance or prepayment of any stock or Indebtedness, and (v) any items not included in clauses (i) through
         (iv) above which are treated as intangibles in conformity with GAAP.

                  "Total Assets" shall mean, at any time, the total assets of the Companies at such time determined on a consolidated basis in accordance with GAAP.

                  "Total Liabilities" shall mean, at any time, all obligations which in conformity with GAAP would be included in determining total liabilities as shown on the liabilities side of the consolidated balance sheet of the Companies at such time, and in any event includes, without limitation, all



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         Indebtedness of the Companies at such time whether or not the same would be so shown.

                  (ii) Section 8 is hereby amended by deleting Sections 8.8,
8.9 and 8.10 and replacing them in their entirety with the following:

                  8.8A EBITDA. The Companies shall maintain cumulative EBITDA (deficiencies shown in parentheses) of not less than:

             (a)  $(7,500,000) for the three months ended December 31, 1997;
             (b)  $(10,000,000) for the four months ended January 31, 1997;
             (c)  $(10,000,000) for the five months ended February 28, 1998;
             (d)  $(7,500,000) for the six months ended March 31, 1998;
             (e)  $(5,000,000) for the seven months ended April 30, 1998;
             (f)  $(2,500,000) for the eight months ended May 31, 1998;
             (g)  $0 for the nine months ended June 30, 1998;
             (h)  $(1,000,000) for the ten months ended July 31, 1998;
             (i)  $1,000,000 for the eleven months ended August 31, 1998; and
             (j)  $4,000,000 for the year ended September 30, 1998.

                  8.8B Tangible Net Worth. The Companies shall maintain during each month set forth below a consolidated Tangible Net Worth (deficiencies shown in parentheses) of not less than the minimum amount set forth below for such month:

             (a)  $(48,822,000) for the month ended December 31, 1997;
             (b)  $(56,289,000) for the month ended January 31, 1997;
             (c)  $(33,417,000) for the month ended February 28, 1998;
             (d)  $(34,769,000) for the month ended March 31, 1998;
             (e)  $(34,592,000) for the month ended April 30, 1998;
             (f)  $(37,751,000) for the month ended May 31, 1998;
             (g)  $(38,861,000) for the month ended June 30, 1998;
             (h)  $(45,898,000) for the month ended July 31, 1998;
             (i)  $(47,179,000) for the month ended August 31, 1998; and
             (j)  $(45,405,000) for the month ended September 30, 1998.

                  8.9 Capital Expenditures. The Companies shall not make payments in respect of Capital Expenditures excluding payments on Capital Lease Obligations in existence on the Petition Date in excess of $30,000,000 in the aggregate for all Companies during the fiscal year ending September 30, 1998,



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         without the prior written consent of the Agent (acting on the instructions of the Required Lenders).

                  8.10 Fixed Charge Coverage Ratio. From and after October 1, 1998, the Companies shall maintain a ratio of (a) EBITDA to (b) Fixed Charges of at least 1:1 for the period from the beginning of the Fiscal Year to the end of the most recently completed calendar month in such Fiscal Year for which financial statements are available.

                  SECTION 2. Waiver. The Agent and the Lenders hereby waive with effect from the Effective Date (as defined below) all Defaults and Events of Default which have occurred prior to the date hereof which result solely from the Companies' failure to comply with Section 8.8 of the DIP Financing Agreement.

                  SECTION 3. Representations and Warranties. Each of the Companies hereby represents and warrants as to itself and its Subsidiaries that
(a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such Company and this Amendment constitutes a legal, valid and binding obligation of such Company, enforceable against it in accordance with its terms, (b) except as disclosed in writing to the Agent and the Lenders or as waived hereby, no event has occurred and is continuing on the date hereof that constitutes a Default or Event of Default or would constitute a Default or Event of Default after giving effect to this Amendment, and (c) the representations and warranties of such Company contained in Section 6 of the DIP Financing Agreement are true and correct both before and after giving effect to this Amendment, except to the extent such representations and warranties are stated to be true only as of a particular date, in which case such representations and warranties were correct on and as of such date.

                  SECTION 4. Conditions to Effectiveness. The amendments, waiver and consent in Sections 1, 2 and 6 of this Amendment shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed by the Required Lenders, the Agent and the Companies, and the Agent shall have received the following:

                  (i) A certificate of the secretary or an assistant secretary of each of the Companies, dated the Effective Date, in form and substance satisfactory to the Agent, certifying the names and true signatures of each officer of such Company who have been authorized to execute and deliver any document required to be executed and delivered hereunder by or on behalf of such Company; and




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                  (ii) The Amendment Fee, for the ratable benefit of the
Lenders.

                  SECTION 5. Amendment Fee. To induce the Agent and the Lenders to enter into this Amendment and to continue to extend to the Companies the Revolving Loans, the Companies shall jointly and severally pay to the Agent for the ratable benefit of the Lenders an Amendment Fee of $250,000.

                  SECTION 6. Consent. The Lenders hereby consent, to the extent required under the DIP Financing Agreement, to the sale of certain properties located in St. Louis, Missouri to DMD Group, Inc. for $2,700,000 (the "Sale"), subject to (i) the entry of an order of the Bankruptcy Court approving the Sale, and (ii) the Asset Sale Proceeds being applied to prepay the Revolving Credit Loans and the Term Loans as required by Sections 2.4 and 8.7 of the DIP Financing Agreement.

                  SECTION 7. Effect on the DIP Financing Agreement. Except as amended or waived hereby, the DIP Financing Agreement and the other Post-Petition Loan Documents shall remain in full force and effect. Nothing in this Amendment shall be deemed to (i) constitute, except as expressly provided herein, a waiver of compliance by any of the Companies of any term, provision or condition of the DIP Financing Agreement or any other instrument or agreement referred to therein or under the Post-Petition Loan Documents or (ii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the DIP Financing Agreement or any other Post-Petition Loan Document.

                  SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                  SECTION 9. Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the law of the State of New York.

                  SECTION 10. Headings. Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

                  SECTION 11. References. References herein and in the Post-Petition Loan Documents and the Final Order to the "DIP Financing Agreement", the "Post-Petition Loan and Security Agreement", the "Postpetition Loan Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring to the DIP



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Financing Agreement, shall mean and be a reference to the DIP Financing
Agreement as amended hereby.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above. This Amendment shall take effect as of the date set forth above after being accepted below by an officer of the Agent and the Lenders after which, the Agent shall forward to Harvard a fully executed original for its files.

                                     HARVARD INDUSTRIES, INC.
                                     THE KINGSTON-WARREN CORPORATION
                                     HARMAN AUTOMOTIVE, INC.
                                     HAYES-ALBION CORPORATION
                                     DOEHLER-JARVIS, INC.
                                     DOEHLER-JARVIS GREENEVILLE, INC.
                                     DOEHLER-JARVIS POTTSTOWN, INC.
                                     DOEHLER-JARVIS TECHNOLOGIES, INC.
                                     DOEHLER-JARVIS TOLEDO, INC.


                                     By: /s/ Joseph J. Gagliardi
                                        ----------------------------------
                                        Title: Senior Vice President and
                                               Chief Financial Officer


                                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     AS AGENT AND LENDER


                                     By: /s/ Frank Grimaldi
                                        ----------------------------------
                                        Title: Vice President


                                     CONGRESS FINANCIAL CORPORATION, AS
                                     LENDER



                                     By: /s/ Mark Fagnani
                                        ----------------------------------
                                        Title: Senior Vice President


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, AS LENDER


                                     By: /s/ Martin S. Greenberg
                                        ----------------------------------
                                        Title: Duly Authorized Signatory

                                     HELLER FINANCIAL, INC., AS LENDER


                                     By: /s/ Tara Hopkins
                                        ----------------------------------
                                        Title: Vice President


                                     FINOVA CAPITAL CORPORATION, AS
                                     LENDER


                                     By: /s/ Brian Rujawitz
                                        ----------------------------------
                                        Title: Assistant Vice President


                                     FOOTHILL CAPITAL CORPORATION, AS
                                     LENDER


                                     By: /s/ Matthew Simoneau
                                        ----------------------------------
                                        Title: Vice President


                                     BANKBOSTON, N.A. AS LENDER


                                     By: /s/ Garrett Quinn
                                        ----------------------------------
                                        Title: Vice President





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